Exhibit 10.14(a)

EQUITY PLEDGE AGREEMENT
股权质押协议

This Equity Pledge Agreement (hereinafter this "Agreement") is dated September 2, 2011, and is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") by and among Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd. ("Pledgee") and each of the undersigned shareholders (each a "Pledgor" and collectively the "Pledgors") of Pingdingshan Xulong Renewable Resource Co., Ltd. ("Company").

此《股权质押协议》（以下简称"协议"）于 2011 年 9 月 2 日在中华人民共和国（以下简称"PRC"或"中国"）河南省平顶市由郑州市兴德企业管理咨询有限公司（以下简称"质权人"），平顶山市旭龙再生资源有限公司（"公司"）以及以下签字的股东（各股东分别或统称为"出质人"）共同订立。

RECITALS
前言

1. The Pledgee is incorporated in the PRC as a foreign invested enterprise and specializes in technical consulting for construction project and consulting services for enterprise management;

质权人为根据中国法成立的外商投资企业，专业开展建筑工程技术咨询、企业管理咨询。

2. The Company is engaged in the production and sales of bricks, road curb bricks, running track bricks, water permeable bricks; the recycling of waste resources and metals; the transportation for general goods; clean-up and transportation of construction waste within planning areas (collectively the "Business");

公司从事生产和销售砌块砖、道路道牙砖、跑步砖、透水砖；废弃资源及金属的回收；道路普通货物运输；城市规划区内建筑垃圾清理、运输（以下统称为"业务"）。

3. The Pledgors collectively hold 100% of the issued and outstanding equity interests of the Company (collectively the "Equity Interests").

出质人系公司的股东并且合计持有公司的已发行股权的 100%（以下统称"股权"）。

4. The Pledgee and the Company are parties to an Exclusive Consulting Services and Operating Agreement (the "Services Agreement") executed concurrently herewith, pursuant to which the Company shall pay a consulting service fee (the "Fee") to the Pledgee for consulting and related services in connection with the Business.

质权人和公司在本协议同时签署了《排他咨询服务和运营协议》（以下简称"服务

协议”）。基于该协议，公司需向质权人就其提供的咨询和其他与公司业务相关的服务支付技术咨询和服务费（以下简称“咨询服务费”）。

5. In order to ensure that the Company will perform its obligations under the Services Agreement, and in order to provide an additional mechanism for the Pledgee to enforce its rights to collect the Fee from the Company, each Pledgor agrees to pledge his or her portion of the Equity Interests to the Pledgee upon the terms and conditions set forth below.

为确保公司履行其在《服务协议》项下的义务，并为质权人能够照常从公司收取咨询服务费提供进一步的措施，每位出质人同意根据下述条款和条件向质权人出质在公司中的所有股权份额。

NOW THEREFORE, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:

因此，质权人和出质人经相互协商签订以下协议，以资遵守：

1. The Pledge. Each Pledgor hereby pledges, and if required, transfers and assigns all of his or her rights, titles and interests in such Pledgor's portion of the Equity Interests, to the Pledgee as security for the performance by the Company of its obligations under the Services Agreement (the "Pledge"). Pursuant thereto, each Pledgor grants the Pledgee a first priority security interest in receiving the proceeds from the auction or sale of such Pledgor's portion of the Equity Interests. The Equity Interests as pledged pursuant hereto shall hereinafter be referred to as the "Pledged Collateral".

质押。每位出质人谨此向质权人，并且如需，转移和授予他或她在股权份额中的权利、头衔和利息，作为在该《服务协议》中所涉及的公司义务的担保（以下简称“质押”）。每位出质人允许质权人将从该股权权益的拍卖或销售的价款获得优先受偿权。用于质押的股权以下称为“质押权利”。

2. Effectiveness, Scope and Term of Pledge.

质押效力、范围和有效期。

2.1 Each Pledgor's Pledge shall take effect as of the date when this Agreement and such Pledgor's Pledge are recorded with the Administration for Industry and Commerce of the PRC or its competent local counterpart (the "AIC"), and shall expire on the earlier of (a) the date such Pledgor has transferred all of his or her portion of the Pledged Collateral pursuant to the Option Agreement between the Pledgee and the Pledgors and no longer holds any Equity Interests, or (b) two (2) years from the Company's satisfaction of all its obligations under the Services Agreement (the "Term").

每位出质人的质押将从该协议和质押事项载入中华人民共和国工商总局或者地方工商局（以下简称“工商管理机关”）之日开始生效。有效期限以下述较早日期为准（a）根据与质权人签订的选择权协议的规定，出质人将自己所有的质押股权份额转让给

质权人，并且出质人不再拥有任何股权；或者（b）将在公司充分履行《服务协议》项下义务的两（2）年后到期（以下简称"有效期"）。

2.2 During the Term, the Pledgee shall be entitled to vote, control, sell, or dispose of the Pledged Collateral in accordance with this Agreement in the event that Company does not perform its obligations under the Services Agreement.

在期限之内，如果公司没有履行《服务协议》下的义务，质权人有权根据本协议投票、控制、出售或处分质押权利。

2.3 During the Term, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the Pledged Collateral, and the Pledgors shall immediately deliver in full all such distributions, dividends and interests in any form that they may receive to the Pledgee.

在期限之内，质权人有权收取所有已宣告或已支付的与质押权利有关的红利。出质人取得任何有关于质押权利有关的分红、股息和其他任何形式的利益，出质人应立即将该分红、股息和其他任何形式的利益交付给质权人。

3. Pledge Procedure and Registration.

质押程序和登记。

3.1 The Pledgors shall cause this Agreement and each Pledgor's Pledge to be recorded in the Company's Register of Shareholders on the date this Agreement is executed.

出质人应当促使本协议及每个出质人的质押应在本协议生效之日载于公司股东名册上。

3.2 Each Pledgor shall, promptly after the execution of this Agreement, register this Agreement and such Pledgor's Pledge with the AIC, and shall deliver to the Pledgee a copy of the registration or filing certificate from the AIC.

每个出质人应当在本协议生效后，积极向具有权限的工商行政管理机关申请登记本协议和本协议项下的质押，并将登记复印件或者存档证明交与质权人。

3.3 The Pledgors shall use their best efforts to take any action required to complete the registration of this Agreement and the Pledge with the AIC, including without limitation, the execution of documents, the payment of filing fees and submission of applications.

出质人将尽其最大努力进行任何完成本协议和质押在工商管理机关登记所需要的行动，包括但不限于签署文件、支付申报费用及提交申请。

4. Representation and Warranties of Pledgors. Each Pledgor represents and warrants to the Pledgee that:

出质人的陈述和保证。每位出质人向质权人称述并且保证：

4.1 Such Pledgor is the legal owner of his or her portion of the Pledged Collateral that has been registered in the Company's Register of Shareholders under such Pledgor's name, and is entitled to create the Pledge with respect thereto.

出质人是自己质押股权份额的合法所有人。该质押股权以出质人名称登记，出质人有权以此作为质押股权。

4.2 Other than to the Pledgee, such Pledgor has not pledged his or her portion of the Pledged Collateral to any other party, nor is it encumbered to any other party.

除质权人以外，出质人没有将质押物质押给其它任何人或在质押物上为其他人设定权利负担。

4.3 The Pledgee shall be entitled to dispose or assign such Pledgor's Pledge in accordance with applicable laws and this Agreement.

质权人应当有权根据适用的法律和本协议处置或者转让出质人的质押。

4.4 All necessary authorizations have been obtained for the execution and performance of this Agreement by such Pledgor, and such execution and performance does not violate any applicable laws or regulations.

每个出质人已获得未执行本协议所必须的授权，并且这种执行不会违反任何适用法律、法规。

4.5 There is no on-going civil, administrative or criminal proceeding related to the Pledged Collateral, and such Pledgor is not aware of any such proceeding pending or likely to be pending as of the date of this Agreement.

目前没有针对质押物正在进行的民事的、行政的或者刑事的诉讼，并且出质人也未意识到在本协议期间任何中止的或可能诉讼。

4.6 There is no outstanding tax or fee related to the Pledged Collateral, and such Pledgor is not aware of any such tax or fee due or likely to be due as of the date of this Agreement.

质押物上没有欠缴的税费，并且质权人没有意识到在本协议期间已经或者可能发生的税费。

5. Pledgors' Covenants. Each Pledgor covenants to the Pledgee that, during the Term, he or she shall:

出质人的承诺。每位出质人向质权人承诺在有效期内，他或她将：

5.1 Not transfer or assign his or her portion of the Pledged Collateral, nor create or permit to be created any new pledge or encumbrance thereto which may adversely affect the rights and/or benefits of the Pledgee, without the Pledgee's prior written consent;

未经质权人事先书面同意，不得转让质押股权，不得设立或允许设立任何可能对质权人的权利和利益产生不利影响的新的质押或权利负担。

5.2 Not alter his or her ownership percentage in the Company in respect of the other Pledgors;

出质人不得变更各自在公司中的股权比例。

5.3 Comply with all applicable laws and regulations with respect to the Pledge; present to Pledgee any notice, order or advisement with respect to the Pledge that may be issued or made by a competent PRC authority within five (5) days upon receipt thereof; and comply with or contest such notice, order or advisement upon the reasonable request or with consent of the Pledgee;

遵守与质押相关的法律、法规；在接到中国主管单位发布或制作的关于抵押的公告、命令或者广告 5 天内转交给质权人；遵守这些公告、命令或者广告；或者根据质权人合理要求或经质权人允许而对上述公告、命令或广告提出异议；

5.4 Timely notify the Pledgee of any event which may affect such Pledgor's portion of the Pledged Collateral or his or her rights thereto, or which may affect any of such Pledgor's representations and warranties, or such Pledgor's performance of his or her obligations, under this Agreement;

及时通知质权人那些可能影响质押权利份额或出质人对质押权利权利的事件，或可能改变出质人在本协议下的保证和陈述或影响出质人履行本协议项下义务的事件。

5.5 Not cause the Pledgee's rights under this Agreement to be suspended or inhibited by any legal proceedings initiated by such Pledgor, his or successor, or any person authorized by such Pledgor;

质权人对依本协议对质押的权利不应被由出质人、出质人继承者、出质人授权的人（单独或共同）提起的法律程序所中止或禁止。

5.6 Execute in good faith all the title certificates, contracts and resolutions, and perform all actions and cause other parties who have interests to take action, as may be required to effectuate the intent of this Agreement;

为使本协议有效，出质人应依质权人要求，善意地并且促使其他在质押物中有利益的他方，签署所有的产权证明、合同、决议及采取行动。

5.7. Execute all applicable and required amendments in connection with the registration of this Agreement and the Pledge with the AIC, and provide, upon request and within a reasonable amount of time, the relevant notice, order and decision regarding such registration to the Pledgee; and

签署与本协议和质押工商登记有关的所有适用且必要的修正文件，并且根据要求在合理的时间内向质权人提供与登记相关的通知、命令或决定；以及

5.8 Abide by and perform all relevant guarantees, covenants, warranties, representations and conditions necessary to insure the rights of the Pledgee under this Agreement, and shall compensate any and all losses suffered by the Pledgee as a result of such Pledgor's failure to so perform.

遵守和履行所有相关的担保、承诺、保证、陈述和条件来保证本协议项下质权人的权利。出质人应对由于其没有履行此等担保承诺、契约、担保、陈述或条件而给质权人造成的损失作出赔偿。

6. Events of Default.

违约事项。

6.1 The occurrence of any one of the following events shall be regarded as an "Event of Default":

如下事项将被视为违约事项：

(a) This Agreement is deemed illegal by a competent authority of the PRC, or a Pledgor is incapable of continuing to perform his or her obligations herein due to any reason;

该协议被中华人民共和国监管部门视作非法，或出质人由于任何原因不能继续履行本协议规定的义务；

(b) The Company fails to timely pay the Fee in full as required under the Service Agreement;

公司不能如期全额支付《服务协议》中的服务费用；

(c) A Pledgor makes or has made any inaccurate, incomplete, misleading or untrue representations or warranties under Section 4, or is in violation or breach of any of the representations and warranties under Section 4;

出质人在第 4 节作出或者已经做出任何错误、不完整、具有误导性或者不实的陈述和保证，或者出质人违反第 4 节中的任何陈述和保证；

(d) A Pledgor breaches the covenants under Section 5;

出质人违反第 5 款规定的保证；

(e) A Pledgor breaches any terms and conditions of this Agreement;

出质人违反协议规定的任何条款或条件；

(f) A Pledgor transfers or assigns, cause to be transferred or assigned, or otherwise abandons his or her portion of the Pledged Collateral without the prior written consent of the Pledgee;

事先未经质权人的书面允许，出质人转让质押权利，或导致质押权利被转让，或放弃质押权利；

(g) The Company is incapable of repaying its debt;

公司无力偿付债务；

(h) Any indebtedness, guarantee or other obligation of the Pledgor, whether pursuant to a contract or otherwise, (i) is accelerated as a result of a default thereunder and is required to be repaid or performed prior to the due date; or (ii) has become due and is not repaid or performed when due which, in the Pledgee's reasonable view, has materially adversely affected the Pledgor's ability to perform his obligations under this Agreement;

出质人的任何债务保证和其他义务，无论出于合同还是其他原因，（i）促成了违约的结果并且在到期日前必须偿还或者履行；或者（ii）已经到期并且以质权人合理的审视，到期没有偿还或者履行已经严重影响对出质人履行本协议项下义务的能力。

6.2 A Pledgor shall immediately notify the Pledgee in writing of any Event of Default or the occurrence or likely occurrence of any event that may result in an Event of Default that such Pledgor is aware of or discovers.

出质人一旦意识到或发现违约事件或者可能导致违约事件的发生，必须马上给予质权人书面通知。

7. <u>Exercise of Remedies</u>.

补救措施。

7.1 Authorized Action by Pledgee. Each Pledgor hereby irrevocably appoints the Pledgee as his or her attorney-in-fact for the purpose of carrying out the security provisions of this Agreement and to take any action and execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purpose of this Agreement. Such power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence an Event of Default.

质权人的受权措施。出质人不可撤销地指定质权人为自己的事实代理人，以实现本协议担保条款之目的、并采取任何质权人认为对达到本协议目的必要的或有益的行动和签署此等文书。在违约事项发生时，该代理权将自动生效，无须任何人的任何行为（包括抵押物的转移）。质权人没有义务行使或保留上述权利，也不对未行使或延迟行使上述权利负责。

7.2 Upon the occurrence of an Event of Default, Pledgee shall have the right to exercise the following rights:

如果一个违约事件发生，质权人有权利行使如下权利：

(a) Collect by legal proceedings or otherwise, and endorse and/or receive all payments, proceeds and other sums and property payable on or on account of the Pledged Collateral;

代表或为了质押权利，以法定程序及其它方式收取、背书、接收所有付款、价款以及所有应收的款项和财产；

(b) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;

参与关于、处置、放弃、接受、或拥有其它财产交换质押权利的任何延期、重组、处置、兼并、合并等安排；

(c) After notifying the Pledgors, the Pledgee shall be entitled to all the remedy rights and powers under PRC laws and basic provisions of this Agreement, including but not limited to, disposing the Pledged Collateral through auction or sale. The Pledgee shall not bear any loss raised from the performance of aforesaid remedy rights and powers;

质权人有权在给与出质人书面通知后，行使其根据中国法律、交易协议基本协议条款而享有的全部违约救济权利和权力，包括（但不限于）拍卖或变卖质押股权以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

(d) Make any compromise or settlement, and take any action the Pledgee deems advisable, with respect to the Pledged Collateral;

就质押权利作出质权人认为有益的妥协或和解。

(e) Notify any obligor with respect to the Pledged Collateral to make payment directly to the Pledgee;

通知任何与质押权利有关的债务人直接付款给质权人；

(f) All rights of the Pledgors that they would otherwise be entitled to enjoy or exercise with respect to the Pledged Collateral, including without limitations the rights to vote and to receive distributions, shall cease without any further action by or notice, and all such rights shall thereupon become vested in the Pledgee; and

无需任何其他措施或通知，出质人应丧失原先所有对质押权利享有或行使的其他权利，包括但不限于投票权及获得分配的权利。这些权利应归属于质权人；并且

(g) The Pledgors shall execute and deliver to the Pledgee such other instruments as the Pledgee may request in order to permit the Pledgee to exercise the rights set forth herein.

出质人应按质权人要求签署和交付其他文据，以允许质权人行使本协议项下的权利。

7.3 <u>Other Remedies</u>. Unless an Event of Default has been resolved to the Pledgee's satisfaction within fifteen (15) days of its occurrence (the "Cure Period"), then, upon the expiration of the Cure Period, the Pledgee, in addition to the remedies set forth in Section 7.2 or such other rights in law, equity or otherwise, may, without notice or demand on the Pledgors, elect any of the following:

其他补救措施。补救期限结束之后，质权人除了享有法律、股权和 8.1 条规定等的权利以外，还有权无须通知或经向出质人提出要求，而采取以下措施：

(a) Require the Pledgors to immediately pay all outstanding unpaid amounts due under the Services Agreement;

要求出质人立即支付《咨询服务协议》中的到期未支付费用的总额；

(b) Foreclose or otherwise enforce the Pledgee's security interest to the Pledged Collateral in any manner permitted by law or provided under this Agreement;

用法律许可的及本协议中规定的任何方式来终止回赎权或以其他方法执行出质人在质押物上的股权；

(c) Require the Pledgors to immediately resume the performance of this Agreement with their best efforts;

要求出质人尽最大努力恢复履行本协议；并且

(d) Exercise any and all rights as the beneficial and legal owner of the Pledged Collateral, including, without limitation, the transfer and exercise of voting and any other rights to the Pledged Collateral; and

行使作为质押物合法所有人和受益人的所有权利，包括但不限于转让、行使涉及质押物的投票权和任何其他权利；并且

(e) Exercise any and all rights and remedies of a secured party under applicable laws.

行使可适用法律下被担保方的任何权利及补救措施。

7.4 The Pledgee has priority in the receipt of payments from the proceeds of auction or sale of the Pledged Collateral, in part or in whole, in accordance with legal procedures, until all payment obligations under the Services Agreement are satisfied.

质权人依法定程序对整体地或部分地拍卖或销售质押权利的价款具有优先受偿权，直至所有《服务协议》下的付款义务偿清为止。

7.5 The Pledgors shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full.

出质人不可阻碍质权人根据本协议行使权利，并应给予必要的帮助以确保质权人充分行使权利。

8. Assignment.

转让

8.1 No Pledgor may assign or otherwise transfer his or her rights and obligations under this Agreement without the Pledgee's prior written consent.

未经质权人的事先书面允许，出质人不得转让或以其他方式转移其本协议项下的权利和义务。

8.2 The Pledgee may transfer or assign any or all of its rights under this Agreement to any third party at any time. Upon such transfer or assignment, the Pledgee's transferee or assignee shall enjoy and undertake the same rights and obligations as the Pledgee under this Agreement. The Pledgors shall be notified of any such transfer or assignment and at the request of the Pledgee, the Pledgors shall execute such relevant agreements and/or documents with respect to such transfer or assignment, including the re-execution of this Agreement.

质权人根据本协议可以在任何时间向任意第三方转让或者授予其部分或者所有权利。一旦转让或者授予该权利，其转让人或者受让人应当享有和承担与质权人相同的权利和义务。质权人应将该转让或者授予书面通知出质人。出质人应按质权人要求签署涉及转让的相关协议及文件，包括本协议的再履行协议。

8.3 This Agreement shall be binding upon each of the Pledgors and their respective successors, and shall be binding on the Pledgee and each of its successor and assignee.

本协议对每个出质人及其继承者有约束力，对质权人及其继承者及受让人有约束力。

9. Formalities, Fees and Other Charges.

手续，费用及其他支出。

9.1 The Pledgors shall be responsible for all the fees and expenses in relation to this Agreement, including, but not limited, to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee is required under applicable law to pay any tax in connection this Agreement, the Pledgors shall fully reimburse the Pledgee of such tax.

出质人将负责与该协议相关的所有费用，包括但不限于：法律费用、制作成本、印花税及其它税金和花费。如果质权人根据适用法律支付任何与本协议有关的税金，出质人将全额赔偿质权人该笔税金。

9.2 The Pledgors shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney's fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by the Pledgee in its recourse to collect from the Pledgors arising from the Pledgors' failure to pay any relevant taxes and fees.

由于出质人因某种原因没有支付应付的税金、费用而导致质权人寻求追索权而引起的费用由出质人承担（包括但不限于与处理质押有关的税金、申请费、管理费用、诉讼费、律师费及各种保险费）。

10. Confidentiality. The Parties hereby acknowledge and agree to ensure the confidentiality of all oral and written materials exchanged relating to this Agreement. No Party shall disclose any confidential information to any other third party without the other Parties' prior written approval, unless: (a) such information was in the public domain at the time it was communicated (unless it entered the public domain without the authorization of the disclosing Party); (b) the disclosure was in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure was required by any of the Party's legal counsel or financial consultant for the purpose of the transaction underlying this Agreement. However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of

the disclosing Party, and such disclosing Party shall bear all liabilities for any breach of confidentiality.

保密条款。各方承认并同意保证与此文件相关的所有口头或书面往来资料的保密性。未经其他方的预先书面允许，任何一方不得向第三方提供保密信息。但下述除外：a.提供时已为公众获悉（除非该信息未经披露方授权即向公众披露）；b.或依法律、法规股票、证券交易市场规则披露的信息；c.基于本协议载明交易之目的，依各方的法律顾问或财务顾问要求向其披露的信息。但是，该法律顾问或财务顾问也应当遵守此节提出的保密要求。任何一方的员工或者代理人披露保密信息行为应被视为该方的行为，并且该方应承担违反保密义务的责任。

11. This Agreement shall take effect as of the date when this Agreement is duly executed by the Parties, provided that the Pledge shall only come into effect in accordance with Section 2.1. This Agreement shall be in full force and effective until the Term expires pursuant to Section 2.1.

本协议自签署之日起生效，并在期限内一直有效。而质押仅应根据第 2.1 节生效。本协议应当保留完全的效力和强制力除非根据第 2..1 节的规定终止。

12. Dispute Resolution.

争议的解决。

12.1 This Agreement shall be governed by and construed in accordance with the laws of the PRC.

本协议的应适用中华人民共和国的法律和依此解释。

12.2 Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through amicable negotiations between the disputing Parties. Such negotiations shall begin immediately after a disputing Party has delivered to the other disputing Party(s) a written request for such negotiation. If, within ninety (90) days following the date of such notice, the dispute cannot be settled through negotiations, the dispute shall, upon the request of any disputing Party with notice to the other disputing Party(s), be submitted to arbitration in China under the auspices of China International Economic and Trade Arbitration Commission ("CIETAC"). The disputing Parties shall jointly appoint a qualified interpreter for the arbitration proceeding and shall be responsible for sharing in equal portions the expenses incurred by such appointment. The arbitration proceeding shall take place in Shanghai, China. The outcome of the arbitration shall be final and binding and enforceable upon the disputing Parties.

仲裁。争议双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。此类协商应当在争议一方向另一争议方递交请求协商的书面要求后立即进行。如果在通知发出后 90 天内争议仍无法通过协商解决，相关争议应当根据任一争议方向另一争议方发出的通知而提交中国国际经贸仲裁委员会（CIETAC）仲裁。争议双方应当联合任命

一名合格的仲裁翻译并且对于由此产生的花费承担相同的比例。仲裁地为上海。仲裁裁决是终局性的，对争议双方均有约束力，并可根据其条款予以强制执行。

12.2.1 Arbitration Language and Rules. Unless otherwise provided by the arbitration rules of CIETAC, the arbitration proceeding shall be conducted in Chinese. The arbitration tribunal shall be formed pursuant to the arbitration rules of CIETAC. The arbitration tribunal shall apply the arbitration rules of the CIETAC in effect on the date of execution of this Agreement. However, if such rules are in conflict with the provisions of Section 12 of this Agreement, then the terms of Section 12 of this Agreement shall prevail.

语言与适用法律。除非 CIETAC 的仲裁规则另有规定，仲裁使用中文。依据 CIETAC 仲裁规则组织仲裁庭。仲裁庭应当使用本协议签字时 CIETAC 有效的仲裁规则。但是，如果此类规则和本条款或本协议第十二节相冲突，应采用本协议第十二节相关条款的规定。

12.2.2 Cooperation; Disclosure. Each disputing Party shall cooperate with the other disputing Party(s) in making full disclosure of and providing complete access to all information and documents requested by the other disputing Party(s) in connection with such proceedings, subject only to any confidentiality obligations binding on such Parties.

合作；披露。除非受到保密义务的限制，根据另争议一方的要求，每一争议方应当和另一争议方合作以期提供完全地披露与相关法律程序有关的信息和文件。

12.2.3 Jurisdiction. Judgment or award rendered by CIETAC may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the judgment or any order of enforcement thereof.

管辖权。仲裁委员会的裁决可以交予任何具有管辖权的法院，或者可以向其申请承认裁决或者强制执行裁决。

13. Notices. Any notice given by the Parties for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee by the end of the business day, the following business day shall be the date of receipt. The place of delivery is each Party's address as set forth in the signature pages hereto or the address advised in writing including via facsimile.

通知。任何一方发出的、为本协议项下行使权利和履行义务之目的的通知应当为书面形式。当上述通知以专人送交时，通知送达时间为通知实际到达被通知人的时间；当通知以传真形式传送，通知送达时间为接受传送时间。假如通知没在工作日送达被通知人，该日的下一个工作日应视为送达日，递送地址为各方签字页上的地址，或是以传真等方式书面告知的地址。

14. Entire Contract. The Parties agree that this Agreement constitutes the entire agreement of the Parties upon its effectiveness and supersedes all prior oral and/or written agreements and understandings relating to this Agreement.

协议的完整性。各方承认本协议一经生效即构成各方之间的完整协议，并取代任何先前和同时期所有的口头和/或书面协议及谅解。

15. Severability. If any provision or provisions of this Agreement shall be held by a proper authority to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the PRC, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

协议的可分性。如果本协议中某些规定经恰当的权威机关认定无效、非法、不可执行或与中国法律法规冲突，该无效条款不应影响或削弱其他条款的有效性、合法性和可执行性。

16. Appendices. The appendices to this Agreement are incorporated into and are a part of this Agreement.

附录。该协议的附录构成协议的完整和必要部分。

17. Amendment or Supplement.

改正和补充。

17.1 The Parties may amend this Agreement in writing, provided that such amendment shall be duly executed and signed by the Pledgee, the Company, and such Pledgors collectively holding a majority of the Equity Interests, and such amendment shall thereupon become a part of this Agreement and shall have the same legal effect as this Agreement.

各方可用书面方式修改和补充本协议，修正应经质权人、公司以及合计持有多数股权的出质人适当签署。此等修正将成为本协议的一部分，并与本协议具有相同的法律效力。

17.2 This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and stamped by the parties hereto. The registration of the Pledge under section 3 will not affect the validity and enforcement of this Agreement.

协议和任何改正、修改、补充、附加及改变均应以书面方式，自各方签署并盖章之日起生效。第 3 条规定之质押登记不影响本协议的生效和执行。

18. Language and Copies of the Agreement. This Agreement shall be executed in both English and Chinese in six (6) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

语言和协议的份数。本协议由中英语制作六份。各方持有一份，每份具有相同的法律效力。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]

签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives as of the date first set forth above.

兹证明，本协议由各方或者各方的法定代表人在首页所述日期签订。

PLEDGEE: Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.

质权人： 郑州市兴德企业管理咨询有限公司

Legal/Authorized Representative: ______________________

法定代表人/或被授权人(签字)

Name: ZHU, Yulong

姓名: 朱玉龙

Title: Executive Director

职务: 执行董事

PLEDGOR SIGNATURE PAGE
出质人签字

PLEDGORS:
出质人

____
朱雷
ZHU, Lei
ID Card No.:
身份证号:

____
游永军
YOU, Yongjun
ID Card No.:
身份证号:

Appendix 1
附 录 1

RESOLUTIONS OF THE SHAREHOLDERS
OF
PINGDINGSHAN XULONG RENEWABLE RESOURCE CO., LTD.
平顶山市旭龙再生资源有限公司
股东会决议

WHEREAS, Pingdingshan Xulong Renewable Resource Co., Ltd. ("Company") has entered into an Exclusive Consulting Services and Operating Agreement (the "Agreement") with Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd., a foreign invested enterprise under laws of China ("Pledgee"), pursuant to which the Company is obligated to pay certain fees in exchange for the Pledgee's consultation and related services;

鉴于：平顶山市旭龙再生资源有限公司（"公司"）与郑州市兴德企业管理咨询有限公司（"质权人"）签署了《咨询服务协议》。基于此协议，质权人为公司提供咨询以及其他相关服务，公司应对此支付费用。

WHEREAS, the undersigned shareholders of the Company collectively hold 100% of the issued and outstanding equity interests of Company (collectively the "Equity Interests"), and have been requested by the Company to pledge the Equity Interests to the Pledgee pursuant to an Equity Pledge Agreement in order to secure Company's payment obligations under the Agreement; and

鉴于：签字股东（"股东"）合计持有 100%公司已发行股权（"股权"），公司要求股东根据《股权质押协议》将股权质押给质权人，以此作为咨询服务合同下公司支付义务的担保；并且

WHEREAS, it is in the best interest of the Company and the Shareholders to enter into the Pledge Agreement;

鉴于：股东签署该《股权质押协议》是基于公司和其股东的最大利益。

RESOLVED, that each Shareholder shall pledge his or her portion of the Equity Interests to the Pledgee pursuant to the Equity Pledge Agreement, the terms and conditions of which are hereby approved.

决议：股东同意按《股权质押协议》的规定，将股权质押给质权人，谨此批准该协议的条款和条件。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]
[签字页]

These resolutions were executed and submitted on September 2, 2011 by the undersigned shareholders:

本决议由下述股东于2011年9月2日制作并提交：

SHAREHOLDERS:
股东

朱雷
ZHU, Lei
ID Card No.:
身份证号:

游永军
YOU, Yongjun
ID Card No.:
身份证号: